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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 1998
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                            NORLAND MEDICAL SYSTEMS, INC.
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                (Exact name of registrant as specified in its charter)

Delaware                            0-26206           06-1387931
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(State or other jurisdiction        (Commission         (IRS Employer
 of incorporation)                  File Number)         Identification No.)

106 Corporate Park Drive, Suite 106, White Plains, NY            10604
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(Address of principal executive offices                        (Zip Code)

Registrant's telephone number, including area code: (914) 694-2285
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ITEM 5.  Other Events

     On September 23, 1998, the Registrant was informed by Nasdaq that the Registrant's Common Stock was delisted from The Nasdaq Stock Market effective with the close of business September 23, 1998. On September 24, 1998, the Registrant issued a press release with respect to such delisting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein.

ITEM 7.  Financial Statements and Exhibits

     Exhibit 99.1.  Press release dated September 24, 1998.


                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NORLAND MEDICAL SYSTEMS, INC.


Date:  September 24, 1998          By: /s/ Kurt W. Streams
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                                           Kurt W. Streams
                                           Vice President, Finance and Secretary